Provisions	12 Months Ended
Dec. 31, 2024
Provisions
Provisions

19.Provisions

	Employee	Rehabilitation
US$ thousand	entitlements	costs	Other	Total
1 January 2024	14,041	24,956	2,781	41,778
Additions	275	—	—	275
Released	—	(6,735)	(2,779)	(9,514)
Accretion	—	1,077	—	1,077
Movements from foreign exchange impact	290	—	(2)	288
Net book value 31 December 2024	14,606	19,298	—	33,904

Current	13,357	—	—	13,357
Non-current	1,249	19,298	—	20,547
Net book value 31 December 2024	14,606	19,298	—	33,904

1 January 2023	—	—	—	—
Assumed through business combination (Note 26)	12,244	25,346	2,781	40,371
Additions	1,943	—	—	1,943
Released	—	(1,499)	—	(1,499)
Accretion	—	1,028	—	1,028
Movements from foreign exchange impact	(146)	81	—	(65)
Net book value 31 December 2023	14,041	24,956	2,781	41,778

Current	13,220	—	53	13,273
Non-current	821	24,956	2,728	28,505
Net book value 31 December 2023	14,041	24,956	2,781	41,778

Employee entitlements

At 31 December 2024 and 2023, the employee entitlements provision represents the value of annual leave and long service leave entitlements accrued. The associated expenditure will occur in a pattern consistent with when employees choose to exercise their entitlements with timing of leave taken up to the discretion of the employees.

19.Provisions (continued)

Rehabilitation costs

CMPL’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Group conducts its operations to protect public health and the environment and believes its operations are in compliance with applicable laws and regulations in all material respects. As part of the mine closure plans, the Group is required to provide annual guarantees over the estimated life of the mines, based on a present value approach, and to furnish the funds for the rehabilitation provision. This law requires a review of closing plans every three years.

Rehabilitation provision represents the accrued cost required to provide adequate rehabilitation and manage the site during a post-closure phase until surrender of the Mining Lease and sign off by the Environmental Authority. The majority of these costs provide for reshaping and covering waste rock emplacements — generally ensuring the site is left in a safe, stable and non-polluting condition — as well as property holding costs (e.g. Mining Lease rental and Council rates) during the post-closure phase.

The bulk of these amounts will be settled when rehabilitation is undertaken over a 3 year period (currently assumed to be started in 2031), with property holding costs expected to be incurred for a period of approximately 10 year after closure.

As at 31 December 2024, the discount rate applied in calculating the restoration and rehabilitation provision is a pre-tax risk free rate of 1.77% (31 December 2023: 1.77%) which is specific to the liability and the currency in which it is denominated i.e. 100% Australian dollar. The discount rate was not adjusted for the Group’s own credit risk.

Other

Other provisions comprised provisions for possible ordinary course of business legal disputes and claims recognized upon the acquisition of CMPL (Note 26). During the year, the Company entered into an indemnities agreement with Glencore International AG (“GIAG”) under which GIAG agreed to indemnify the Group against any such disputes and claims. As a result, the related provisions were fully released.